MERIDIAN HOLDINGS, INC.
                            1999 STOCK INCENTIVE PLAN

1.   Purposes.

     The purpose of the 1999 Stock Incentive Plan (the "Plan") is to (i) provide long-term incentives and rewards to employees, directors, independent contractors or agents ("Eligible Participants")of Meridian Holdings, Inc. ("Meridian") and its Subsidiaries; (ii) assist Meridian in attracting and retaining employees, directors, independent contractors or agents with experience and/or ability on a basis competitive with industry practices; and
(iii) associate the interests of such employees, directors, independent contractors or agents with those of Meridian's stockholders.

2.   Effective Date.

     The Plan is effective as of the date it is adopted by the Board of Directors of Meridian, subject to the approval of the Plan by the holders of at least a majority of the outstanding shares of Meridian common stock present or represented and entitled to vote at the 1999 Annual Meeting of Stockholders. Awards may be made under the Plan on and after its effective date subject to stockholder approval of the Plan provided above. In the event such approval of the stockholders is not obtained, all awards granted under the Plan shall be null and void.

3.   Administration of the Plan.

     The Plan shall be administered by the Board of Directors of Meridian and the Board shall be so constituted as to permit the Plan to comply with the disinterested administration requirements under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the "outside director" requirement of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Board shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the Eligible Participants to be granted awards under the Plan, to determine the type, size and terms of awards to be made to each Eligible Participant selected, to determine the time when awards will be granted, when they will vest, when they may be exercised and when they will be paid, to amend awards previously granted and to establish objectives and conditions, if any, for earning awards and whether awards will be paid after the end of the award period. The Board shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Board deems necessary or advisable and to interpret same. The Board's interpretation of the Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including Meridian stockholders, any participants in the Plan and any other Eligible Participant of Meridian.

     All employees of Meridian and all employees of Affiliates shall be eligible to participate in the Plan. The Board, in its sole discretion, shall from time to time designate from among the eligible employees and among directors, independent contractors or agents those individuals who are to receive awards under and thereby become participants in the Plan. For purposes of the Plan, "Affiliate" shall mean any entity, as may from time to time be designated by the Board, that is a subsidiary corporation of Meridian (within the meaning of Section 424 of the Code), and each other entity directly or indirectly controlling or controlled by or under common control with Meridian. For purposes of this definition, "control" means the power to direct the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

4.   Awards.

     (a) Types. Awards under the Plan shall be made with reference to shares of Meridian common stock and may include, but need not be limited to, stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including freestanding, tandem and limited stock appreciation rights), warrants, dividend equivalents, stock awards, restricted stock, phantom stock, performance shares or other securities or rights that the Board determines to be consistent with the objectives and limitations of the Plan. The Board may provide for the
issuance  of  shares  of  Meridian   common  stock  as  a  stock  award  for  no
consideration other than services rendered or, to the extent permitted by applicable state law, to be rendered. In the event of an award under which shares of Meridian common stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall (i) be equal or greater than to the amount (such as the par value of such shares) required to be received by Meridian in order to assure compliance with applicable state law and
(ii) to the extent necessary to comply with Rule 16b-3 of the Exchange Act, be equal to or greater than 50% of the fair market value of such shares on the date of grant of such award. The Board may make any other type of award which it shall determine is consistent with the objectives and limitations of the Plan.

     (b) Performance Goals. The Board may, but need not, establish performance goals to be achieved within such performance periods as may be selected by it in its sole discretion, using such measures of the performance of Meridian and/or its Affiliates as it may select.

     (c) Rules and Policies. The Board may adopt from time to time written rules and policies implementing the Plan. Such rules and policies may include, but need not be limited to, the type, size and term of awards to be made to participants and the conditions for the exercise or payment of such awards. Rules relating to stock options and free-standing and tandem stock appreciation rights (as distinguished from all other awards, including, without limitation, warrants), attached hereto as Exhibit A, have been approved by the Board subject to the approval of the Meridian stockholders. The rules set forth in Exhibit A may be amended by the Board in accordance with the provisions and subject to the limitations set forth in Section 10 of the Plan. The Board shall determine, in its sole discretion, the extent to which rules and policies that it may adopt in the future shall be subject to the approval of the Meridian stockholders and/or limitations on the Board's authority to amend such rules or policies.

     (d) Maximum Awards. An Eligible Participant may be granted multiple awards under the Plan. The maximum number of shares of Meridian common stock subject to awards of stock options, warrants and stock appreciation rights under the Plan, both individually and in the aggregate with respect to each such type of award, that may be granted during any period of five consecutive calendar years to any one individual shall be limited to 25,000. To the extent required by Section 162(m) of the Code, awards subject to the foregoing limit that are cancelled or repriced shall not again be available for award under this limit. With respect to awards of stock, restricted stock, phantom stock, performance shares or other forms of award conveying a similar economic benefit (but excluding options, warrants and stock appreciation rights), the maximum number of shares of Meridian common stock that may be awarded during any period of five consecutive years to any one individual shall be 25,000 and the maximum number of shares of that may be awarded to all participants under the Plan shall be 100,000, in each such case on an individual and aggregate basis with respect to each of such types of award.

5.   Shares of Stock Subject to the Plan.

     The shares that may be delivered or purchased or used for reference purposes under the Plan shall not exceed an aggregate of 100,000 shares of Meridian common stock. Any shares subject to an award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

6.   Payment of Awards.

     The Board shall determine the extent to which awards shall be payable in cash, shares of Meridian common stock or any combination thereof. The Board may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of Meridian common stock or a combination thereof shall be deferred. Deferrals shall be for such periods and upon such terms as the Board may determine in its sole discretion.

7.   Vesting.

     The Board may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of Meridian common stock or a combination thereof, shall be vested at such times and upon such terms as may be selected by it in its sole discretion.

8.   Dilution and Other Adjustment.

     In the event of any change in the outstanding shares of Meridian common stock by reason of any split, stock dividend, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the awards thereunder as the Board determines are necessary or appropriate, including, if necessary, any adjustments in the number, kind or character of shares that may be subject to existing or future awards under the Plan (including by substitution of shares of another corporation including, without limitation, any successor of Meridian ), adjustments in the exercise, purchase or base price of an outstanding award and any adjustments in the maximum numbers of shares referred to in Section 4 or Section 5 of the Plan. All such adjustments shall be conclusive and binding for ail purposes of the Plan.

9.   Miscellaneous Provisions.

     (a) Rights as Stockholder. A participant under the Plan shall have no rights as a holder of Meridian common stock with respect to awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

     (b) Assignment to Transfer. No award under this Plan shall be transferrable by the participant or shall be subject to any manner of alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than by or to Meridian), except (i) by will or the laws of the descent and distribution (with all references herein to the rights or duties of holders or participants to be deemed to include such beneficiaries or legal representatives of the holders or participant unless the context otherwise expressly requires); (ii) subject to the prior approval of the Board, for transfers to members of the participant's immediate family, charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, trusts whose beneficiaries are members of the participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Board in each case subject to the condition that the Board be satisfied that such transfer is being made for the estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration) being received therefor. Except as provided above, during the lifetime of a participant, awards hereunder are exercisable only by, and payable only to, the participant. Notwithstanding anything to the contrary contained herein, until the expiration of the phase-in period under new Rule 16b-3 under the Exchange Act (as generally effective May 1, 1991, and amendments thereto), any derivative security the grant of which is intended to be exempt from Section 16(b) under the Exchange Act shall not be transferable or exercisable other than as permitted by former Rule 16b-3(d)(1)(ii) under the Exchange Act.

     (c)  Agreements.  All awards  granted  under the Plan shall be evidenced by
agreements  in  such  form  and  containing   such  terms  and  conditions  (not
inconsistent with the Plan) as the Board shall adopt.

     (d) Compliance with Legal Regulations. During the term of the Plan and the term of any awards granted under the Plan, Meridian will at all times reserve and keep available such number of shares as may be issuable under the Plan, and will seek to obtain from any regulatory body having jurisdiction, any requisite authority required in the opinion of counsel for Meridian in order to grant shares of Meridian common stock, or options to purchase such stock or other awards hereunder, and transfer, issue or sell such number of shares of common stock as shall be sufficient to satisfy the requirements of any options or other awards. If in the opinion of counsel for Meridian the transfer, issue or sale of any shares of its stock under the Plan shall not be lawful for any reason including the inability of Meridian to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary to such transfer, issuance or sale, Meridian shall not be obligated to transfer, issue or sell any such shares. In any event, Meridian shall not be obligated to transfer, issue or sell any shares to any participant unless a registration statement which complies with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), is in effect at the time with respect to such shares or other appropriate action has been taken under and pursuant to the terms and provisions of the Securities Act and any other applicable securities laws, or Meridian receives evidence satisfactory to the Board that the transfer, issuance or sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the terms and provisions of the Securities Act. Meridian's obligation to issue shares upon the exercise of any award granted under the Plan shall in any case be subject to Meridian being satisfied that the shares purchased are being purchased for investment and not with a view to the distribution thereof, if at the time of such exercise a resale of such shares would otherwise violate the Securities Act in the absence of an effective registration statement relating to such shares.

     (e) Withholding Taxes. Meridian shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of Meridian to make delivery of awards in cash or Meridian common stock shall be subject to currency or other restrictions imposed by any government.

     (f) No Rights to Award. No Eligible Participant or other person shall have any right to be granted an award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of Meridian or any of its subsidiaries or shall interfere with or restrict in any way the rights of Meridian or its subsidiaries, which are hereby reserved, to discharge the employee at any time for any reason whatsoever, with or without good cause.

     (g) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by Meridian and not charged to any award nor to any Eligible Participant receiving an award.

     (h) Funding of Plan. The Plan shall be unfunded. Meridian shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under the Plan.

10.  Amendments and Termination.

     (a) Amendments. The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.

     Unless the holders of at least a majority of the outstanding shares of Meridian common stock present, or represented, and entitled to vote at a meeting of stockholders shall have first approved thereof, no amendment of the Plan shall be effective which would (i) increase the maximum number of shares referred to in section 5 of the Plan or the maximum awards that may be granted pursuant to section 4(d) of the Plan to any one individual or (ii) extend the maximum period during which awards may be granted under the Plan. For purposes of this section 10 (a), any (A) cancellation and reissuance or (B) repricing of any awards made under the Plan at a new option price as provided in Exhibit A hereto shall not constitute an amendment of this Plan.

     With consent of the Eligible Participant adversely affected, the Board may amend outstanding agreements evidencing awards under the Plan in a manner not inconsistent with the terms of the Plan.

     (b) Termination. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after July __, 2009.

11.  Governing Law.

     The validity and construction of the Plan and any agreements entered into thereunder shall be governed by the laws of the State of Florida.